UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2014

InterCloud Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	65-0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

331 Newman Springs Road Building 1, Suite 104 Red Bank, New Jersey	07701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-988-1988

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐☐☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐☐☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐☐☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 3, 2014, InterCloud Systems, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with RentVM, Inc., a New Jersey corporation (“RentVM”), Aqeel Asim (“Asim”), Awais Daud (“Daud”) and Ali Fayazi (“Fayazi”, and together with Asim and Daud, each, a “Seller” and collectively, the “Sellers”), pursuant to which we agreed to acquire all the outstanding capital stock of RentVM (the “Acquisition”).  In consideration for the Acquisition, at the closing we will issue 400,000 shares (the “Shares”) of our common stock, of which (i) an aggregate of 331,601 of the Shares will be issued to the Sellers and (ii) 68,399 of the Shares will be placed in escrow (the “Escrow Shares”).  The Escrow Shares will remain in escrow until such time as we file our Annual Report on Form 10-K for the fiscal year ending December 31, 2014.  The Escrow Shares will secure, among other things, Sellers’ indemnification obligations under the Purchase Agreement.  Notwithstanding the foregoing, provided no claim for indemnity has been made, or if a claim has been made and there are sufficient Escrow Shares remaining to satisfy such claim, the Sellers may request a release of up to 25% of the remaining Escrow Shares to cover personal tax liabilities associated with the Acquisition.

Up to and including the 90th calendar day following the closing date of the Acquisition, we will have the option to purchase from Sellers, on a pro rata basis, for an aggregate option purchase price of $1,000,000 in cash, a number of Shares equal to the quotient of $1,000,000 divided by $14.62 (the closing price of our common stock on the trading day immediately preceding the date of the Purchase Agreement).

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of such agreement, a copy of which is filed herewith as Exhibit 10.1, and incorporated by reference herein. The provisions of the Purchase Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and is not intended as a document for investors and the public to obtain factual information about our current state of affairs. Rather, investors and the public should look to other disclosures contained in our filings with the Securities and Exchange Commission.

On February 3, 2014, we issued a press release announcing the signing of the Purchase Agreement, a copy of which is filed herewith as Exhibit 99.1.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated February 3, 2014, among InterCloud Systems, Inc., RentVM, Inc., Aqeel Asim, Awais Daud and Ali Fayazi.

99.1	Press Release, dated February 3, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2014	INTERCLOUD SYSTEMS, INC.

	By:	/s/ Mark E. Munro
		Name:	Mark E. Munro
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated February 3, 2014, among InterCloud Systems, Inc., RentVM, Inc., Aqeel Asim, Awais Daud and Ali Fayazi.

99.1	Press Release, dated February 3, 2014.